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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): MARCH 16, 2005

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

              TEXAS                   000-29187-87              76-0415919
(State or other jurisdiction of       (Commission            (I.R.S. Employer
          incorporation)              File Number)          Identification No.)

            1000 LOUISIANA STREET
                  SUITE 1500
                HOUSTON, TEXAS                                   77002
   (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (713) 328-1000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  The press release by Carrizo Oil & Gas, Inc. (the "Company" or "we") dated March 16, 2005 concerning financial results for the quarter and year ended December 31, 2004, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains measures which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. We discuss EBITDA, as defined in the press release, for the quarters ended and years ended December 31, 2003 and 2004. We also discuss EBITDA, as defined, excluding impact from specified general and administrative expenses for the quarter and year ended December 31, 2004. The most comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures were also included in the press release. We believe that EBITDA, as defined, may provide additional information about our ability to meet our future requirements for debt service, capital expenditures and working capital. EBITDA, as defined, is a financial measure commonly used in the oil and natural gas industry and should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. Because EBITDA, as defined, excludes some, but not all, items that affect net income, the EBITDA presented in the press release may not be comparable to similarly titled measures of other companies. We believe EBITDA, as defined, excluding impact from specified general and administrative expenses helps investors compare results between periods that would otherwise be masked by unusual general and administrative costs. We also discuss net income as adjusted excluding the non-cash after-tax items stock option compensation expense and equity in the loss of Pinnacle Gas Resources, Inc. and specified general and administrative costs for the quarter and year ended December 31, 2004. The most comparable GAAP financial measure, net income, and information reconciling the GAAP and non-GAAP measures are also included in the press release. We believe that this information will help investors compare results between periods and identify operating trends that would otherwise be masked by the stock option compensation expense, the equity in the loss of Pinnacle Gas Resources, Inc. and the specified general and administrative costs.

                  None of the information furnished in Item 2.02 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

EXHIBIT NUMBER          DESCRIPTION

99.1 Press Release dated March 16, 2005 Announcing Financial Results for the Fourth Quarter and Year 2004.


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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CARRIZO OIL & GAS, INC.


                               By:    /s/ Paul F. Boling
                                      ------------------------------------------
                               Name:  Paul F. Boling
                               Title: Vice President and Chief Financial Officer
Date:  March 16, 2005



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                                  EXHIBIT INDEX


            The following exhibit is furnished pursuant to Item 2.02:


99.1 Press Release dated March 16, 2005 Announcing Financial Results for the Fourth Quarter and Year 2004.